Foundations Dynamic Growth ETF

FDGR

a series of Two Roads Shared Trust

SUMMARY PROSPECTUS

November 30, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.
The Fund’s Prospectus and Statement of Additional Information, both dated November 30, 2024, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://regentsparkfunds.com/our-funds/foundations-dynamic-growth-etf/?cb=2100. You can also obtain these documents at no cost by calling 1-866-866-4848 or by sending an email request to OrderRegentsParkETF@ultimusfundsolutions.com. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc.

Investment Objective: The Foundations Dynamic Growth ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)(3)	0.00%
Total Annual Fund Operating Expenses	0.79%
(1)	The Fund’s adviser provides investment advisory service, and pays most of the Fund’s operating expenses, inclusive of fees and expenses of other investment companies in which the Fund may invest, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), and extraordinary expenses such as litigation, in return for a “unitary fee.”
(2)	Annualized.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Adviser has agreed to be responsible under its unitary fee for the amount of any Acquired Fund Fees and Expenses incurred by the Fund. These costs are borne by the Adviser as deductions from its unitary fee. For each fiscal period, these deductions are initially based on estimated Acquired Fund Fees and Expenses for the Fund (for the Fund’s initial fiscal period, the estimated Acquired Fund Fees and Expenses are provided by the Adviser; for subsequent fiscal years, the estimated Acquired Fund Fees and Expenses are the Acquired Fund Fees and Expenses incurred by the Fund in the prior fiscal period) and are subject to adjustment throughout the fiscal period to reflect and align with the most current Acquired Fund Fees and Expenses calculation for the Fund, calculated in accordance with the requirements of Item 3 of Form N-1A. If these costs were not offset by the Adviser, the estimated Acquired Fund Fees and Expenses to the Fund for the current year would be 0.05%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation agreements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period ended July 31, 2024, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

1

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal market conditions, primarily invests, directly or indirectly, in equity securities and other instruments with exposure to the growth-focused U.S. equity market. Utilizing V-Mod (defined below), the Sub-Adviser actively manages the Fund’s exposure to the growth-focused U.S. equity market based on the level of intraday volatility of the market.

The Fund will consist of investments that represent the broad growth-focused U.S. equity market. The Sub-Adviser defines growth-focused equity securities as the stocks of companies that are expected to increase their profits (or revenues) at faster-than-average rates. The Fund will be invested primarily in passively managed ETFs that provide broad growth-focused U.S. equities market exposure and seek to track U.S. growth equity indices, as selected by the Sub-Adviser. The Fund expects to be invested primarily in ETFs that invest in the equity securities of large-capitalization companies, although the Fund may also invest to a lesser extent in ETFs that invest in the equity securities of medium- or small-capitalization companies. The Fund’s portfolio components will be reviewed by the Sub-Adviser no less than quarterly to determine any changes to individual portfolio components and/or weights. The Sub-Adviser will utilize market cap-weighted funds with a growth-style bias and total market funds to provide diversification.

To actively manage volatility and adjust the exposure of the portfolio, the Sub-Adviser will measure intraday volatility daily using a market volatility measurement and forecasting model (the “V-Mod”). The V-Mod is a third-party proprietary intraday volatility technology which provides daily updates to the Sub-Adviser based on a target volatility range of approximately 10%. The Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target depending on market conditions. Volatility measures the range of returns of a security, fund or index, as indicated by the standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. A volatility target does not provide any assurance about the maximum loss for an investor in the Fund. The Sub-Adviser will use its own trading discretion to determine the size and frequency of reallocations within the Fund portfolio, as informed by V-Mod. It is expected that the Fund will be rebalanced to adjust for market fluctuations no less than quarterly but could be more frequently as needed to maintain weights for volatility targets.

•	When volatility increases above target intraday range, the Sub-Adviser may reduce equity exposure and reallocate up to 100% of portfolio investments to cash alternative positions, such as short-term cash equivalents including, but not limited to, Treasury bills and bonds, inflation-protected securities and debt instruments.
•	When volatility decreases below target intraday range, the Sub-Adviser may increase the Fund’s overall equity exposure to up to 150% of the Fund’s net assets through investments in NASDAQ 100 Index futures.

Although the Fund normally does not engage in any direct borrowing, leverage is inherent in the derivatives it trades. While Federal law limits bank borrowings to one-third of a fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Leverage magnifies exposure to the swings in prices of the reference asset underlying a derivative and results in increased volatility, which means the Fund will generally have the potential for greater gains, as well as the potential for greater losses, than a fund that does not use derivatives.

The Fund may engage in active and frequent trading.

Principal Investment Risks. As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below indirectly through investments in ETFs and other investment companies (“Underlying Funds”) and through its own direct investments.

As with any fund, there is no guarantee that the Fund achieves its goal.

Management Risk. The Fund’s investment strategies may not result in an increase of the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Sub-Adviser’s assessment regarding the risk and correlation the Fund’s investments and the Fund’s exposure to leverage through the use of derivatives may prove to be incorrect and may not produce the desired results. The Fund’s portfolio manager uses qualitative analyses and/or models. Any imperfections or limitations in such analyses or models could affect the ability of the portfolio manager(s) to implement strategies. In addition, the Fund’s tactical strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position. Management risk includes the risk that the quantitative model used by the Sub-Adviser may not perform as expected, particularly in volatile markets.

2

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund or an Underlying Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Managed Volatility Strategy Risk. The managed volatility strategy employed by the Sub-Adviser attempts to stabilize the volatility of the Fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the Sub-Adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Fund’s ability to participate in up markets, may cause the Fund to underperform its benchmark in up markets, may increase transaction costs at the Fund and/or underlying fund level and may result in substantial losses if it does not work as intended. For example, if the Fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Fund’s equity exposure, causing the Fund to forgo gains from the market rebound. Managing the Fund pursuant to the strategy may result in the Fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The Fund’s performance may be lower than funds that are not subject to a managed volatility strategy.

Model and Data Risk. The Sub-Adviser utilizes quantitative models, algorithms or calculations (whether proprietary and developed by the Sub-Adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). If Models or Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.

Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations, to meet additional margin requirements or to meet collateral segregation requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

3

Common Stock Risk. The stock (i.e., equity) market can be volatile. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Underlying Fund Risk. The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Fund’s investments in Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of Underlying Funds in direct proportion to the allocation of its assets among Underlying Funds.

Growth Investing Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth investing entails that risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns. Growth-oriented funds will typically underperform when value investing is in favor.

Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transactional and brokerage costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of investments, including ETFs, and the allocation of assets among such investments, including ETFs, will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

Authorized Participant Concentration Risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value and may face delisting.

Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, an Underlying Fund, the investment adviser, investment sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

Derivatives Risk. The derivative instruments in which the Fund or an Underlying Fund may invest, including futures, may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund or an Underlying Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.
•	Trading Issues. Trading in shares on Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares
4

•	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in net asset value and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the net asset value vary significantly. This means that shares may trade at a discount or premium to net asset value. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to net asset value, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholders for the shares.
o	In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
o	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
o	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Fluctuation of Net Asset Value Risk. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified Index. The net asset value of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to net asset value.

Focus Risk. The Fund generally expects to invest in approximately four to ten Underlying Funds at any given time, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.

Forward and Futures Contract Risk. Forward and futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in forward and futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In connection with the Fund’s or an Underlying Fund’s use of forward and futures contracts, if the value of investments is incorrectly forecasted, the Fund or Underlying Fund might have been in a better position if the Fund or Underlying Fund had not entered into the contract. Because the forwards and futures utilized by the Fund or an Underlying Fund are standardized and exchange traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on forward and futures contracts is the creditworthiness of the exchange itself. Forwards and futures are also subject to market risk, interest rate risk (in the case of forward and futures contracts relating to income producing securities) and index tracking risk (in the case of stock index forwards and futures).

Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Geographic Risk. The risk that if the Fund or an Underlying Fund invests a significant portion of its total assets in certain issuers within the same geographic region, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region may affect the value of the Fund’s or Underlying Fund’s investments more than if the Fund’s or Underlying Fund’s investments were not so focused. The Fund or an Underlying Fund may invest without limitation in a particular country or region.

5

Hedging Transactions Risk. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Index Risk. If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. In addition, the index funds in which the Fund invests do not utilize an investing strategy that seeks returns in excess of the indices they track. Therefore, an index fund would not sell a security unless that security is removed from the index it tracks, even if that security generally is underperforming or the security’s issuer was in financial trouble, and the index fund will be negatively affected by general declines in the securities and asset classes represented in index it tracks. Index funds do not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on an index fund’s ability to adjust its exposure to the required levels in order to track an index. In addition, an index provider relies on third party data it believes to be reliable in constructing an index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of an index.

Investment Companies/Exchange-Traded Funds (“ETFs”) Risks. When the Fund invests in Underlying Funds, it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the management fees of unaffiliated funds, in addition to those paid by the Fund. The Adviser’s inclusion of acquired fund fees and expenses in its unitary fee will minimize the duplication of such operating expenses. The risk of owning shares of an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund may also incur brokerage costs when it purchases and sells exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by the investment company, including, but not limited to, those of equity options, derivatives, currencies, index, leverage, and replication management. An ETF’s shares could trade at a significant premium or discount to its net asset value.

Investment Style Risk. There is a possibility that the market segment on which the Fund is primarily invested in, whether growth or value; large, mid or small-cap companies; could underperform other kinds of investments or market averages that include style-focused investments.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.

Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

6

New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. A higher portfolio turnover may result in higher transactional and brokerage costs. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, the SEC recently adopted regulations that will subject activities of funds trading certain derivative instruments to additional regulation, which may increase the operating expenses of the Fund and impair the Fund’s ability to achieve its investment objective.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Sector risk is the risk that if the Fund invests a significant portion of its total assets in issuers within the same economic sector, an adverse business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. Economic, legislative or regulatory developments may occur that significantly affect an entire sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector.

Small- and Mid- Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small and medium-sized companies typically have less experienced management, limited markets, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Treasury Inflation-Protected Securities (“TIPS”) Risk. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk. The sale price that the Fund or an Underlying Fund could receive for a portfolio security may differ from the Fund’s or Underlying Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance: Because the Fund has ess than a full calendar year of l investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Fund’s Prospectus. In addition, shareholder reports containing financial and performance information will be available to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.RegentsParkFunds.com or by calling 1-866-866-4848.

7

Investment Adviser: Regents Park Funds, LLC (“Regents Park” or the “Adviser”) serves as investment adviser to the Fund.

Sub-Adviser: Foundations Investment Advisors, LLC (“Foundations” or the “Sub-Adviser”) serves as Sub-Adviser to the Fund.

Portfolio Manager: The Fund is managed by Darren Leavitt, Chief Investment Strategist and Senior Portfolio Manager at Foundations. Mr. Leavitt has managed the Fund since it commenced operations in 2023.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at net asset value (“NAV”) only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Cboe BZX Exchange, Inc. and trade at market prices rather than NAV. Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price that is greater than NAV (i.e., a premium), or less than NAV (i.e. a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.RegentsParkFunds.com.

Tax Information: The Fund’s distributions generally will be taxable at ordinary income or long-term capital gain rates. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser or the Sub-Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8